15 INCOME TAXES: Schedule of Reconciliation of income tax rate (Tables)	12 Months Ended
Dec. 31, 2018
Tables/Schedules
Schedule of Reconciliation of income tax rate

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016

Net loss before income taxes	$ (3,052,099)	$ (4,400,387)	$ (8,510,866)

Expected income tax recovery at statutory rates	(824,070)	(1,144,101)	(2,212,825)

Effect on income taxes of:
Difference in foreign tax rates	-	118,040	(160,578)
Tax rate changes and adjustments	67,620	1,414,049	(32,871)
Prior year true-ups	40,540	(322,023)	-
Share based compensation and non- deductible expenses	142,490	212,376	461,925
Share issuance cost booked directly to equity	(49,230)	-	-
Foreign exchange rate translation adjustments	42,670	(175,106)	-
Utilization of losses not previously recognized	-	(123,309)	(13,261)
Change in tax benefits not recognized	623,980	63,558	2,019,466
Income tax expense	$ 44,000	$ 43,484	$ 61,856